                                                                   Exhibit 10.20


================================================================================







                               GUARANTY AGREEMENT



                           Dated as of August 1, 1998



                                       of



                              PENFORD PRODUCTS CO.



                                       Re:

                $10,000,000 Adjustable Rate Series A Senior Notes
                                       and
                $10,000,000 Adjustable Rate Series B Senior Notes
                                       of
                               PENFORD CORPORATION







================================================================================

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                  PAGE
Parties...........................................................................................................1

Recitals..........................................................................................................1

SECTION 1.                 GUARANTY...............................................................................1


SECTION 2.                 PAYMENT UPON CERTAIN EVENTS............................................................1


SECTION 3.                 GENERAL PROVISIONS RELATING TO THE GUARANTY............................................2


SECTION 4.                 WAIVERS; OBLIGATION UNCONDITIONAL......................................................2


SECTION 5.                 COLLECTION EXPENSES....................................................................3


SECTION 6.                 NO SUBROGATION UNTIL PAYMENT IN FULL...................................................3


SECTION 7.                 REPRESENTATIONS AND WARRANTIES OF GUARANTOR............................................3


SECTION 8.                 CORPORATE EXISTENCE....................................................................3


SECTION 9.                 LIMITATION ON CONSOLIDATION, MERGER, SALE, LEASE OR OTHER DISPOSITION
                           BY GUARANTOR...........................................................................4


SECTION 10.                INTERPRETATION.........................................................................4


SECTION 11.                SUCCESSORS AND ASSIGNS.................................................................4


SECTION 12.                NOTICES................................................................................4


SECTION 13.                COUNTERPARTS...........................................................................5


SECTION 14.                SEVERABILITY...........................................................................5


SECTION 15.                GOVERNING LAW..........................................................................5

Signatures........................................................................................................6

ATTACHMENT TO GUARANTY AGREEMENT:

Exhibit A      --        Representations and Warranties of Guarantor

                               GUARANTY AGREEMENT


         GUARANTY AGREEMENT (this "Guaranty") dated as of August 1, 1998 by PENFORD PRODUCTS CO., a Delaware corporation (the "Guarantor").


                                    RECITALS:

          A. Penford Corporation, a Washington corporation (the "Company") has entered into those separate Restatement and Exchange Agreements each dated as of August 1, 1998 (the "Agreements") with the institutional investors (the "Purchasers") named in Schedule I to the Agreements, providing for the sale by the Company of $10,000,000 aggregate principal amount of its Adjustable Rate Series A Senior Notes and $10,000,000 aggregate principal amount of its Adjustable Rate Series B Senior Notes (collectively, the "Notes").

          B. The Guarantor is desirous that the Purchasers enter into the Agreements and purchase the Notes, and by doing so the Purchasers will be conferring financial and other benefits on the Guarantor, and as an inducement to enter into the Agreements and in consideration therefor the Purchasers have required that the Guarantor enter into this Guaranty.

          C. Capitalized terms used herein shall have the meanings assigned in the Agreements.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and to aid the sale of the Notes and to induce the Purchasers, and every future holder of the Notes, to purchase the Notes, it is hereby agreed as follows:

SECTION 1. GUARANTY.

         The Guarantor hereby unconditionally guarantees to each holder of any Note (collectively the "Noteholders" and each individually a "Noteholder") (1) the due and punctual payment at maturity, whether at stated maturity, by acceleration, by notice of prepayment or otherwise, of the principal of and premium, if any, and interest on the Notes in accordance with the terms and conditions thereof and of the Agreements, and (2) the prompt performance and compliance by the Company with each of its other obligations under the Agreements. This is a guaranty of payment and not a guaranty of performance.

SECTION 2. PAYMENT UPON CERTAIN EVENTS.

         The Guarantor agrees that, if any of the Events of Default described in
SECTION 6.1(j), (k) or (l) of the Agreements occurs, the Guarantor shall pay forthwith to the Noteholders, without demand or notice and whether or not there has been any other default under the Agreements or the Notes, the whole amount of the principal of the Notes then outstanding and any unpaid interest thereon, with interest thereon, so far as permitted by law, at the then current rate of interest payable on such Notes.

Penford Corporation                                           Guaranty Agreement

SECTION 3. GENERAL PROVISIONS RELATING TO THE GUARANTY.

         Each and every Event of Default under the Agreements shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs. The obligations hereunder are independent of the obligations of the Company to pay the principal of and premium, if any, and interest on the Notes, and a separate action or actions may be brought and prosecuted against the Guarantor whether such action is brought and prosecuted against the Company or any other guarantor, or whether the Company is joined in any such action or actions. The obligations of the Guarantor hereunder shall be reinstated and revived, and the rights of the Noteholders shall continue, with respect to any amount at any time paid on account of the obligations guaranteed hereby, which shall thereafter be required to be restored or returned by the Noteholders upon the bankruptcy, insolvency or reorganization of the Company, or otherwise, all as though such amount had not been paid.

SECTION 4. WAIVERS; OBLIGATION UNCONDITIONAL.

         The Guarantor assents to all the terms, covenants and conditions of the Notes and the Agreements, and irrevocably waives presentation, demand for payment, or protest, of any of the Notes, any and all notice of any such presentation, demand or protest, notice of any default or event of default under the Agreements, notice of acceptance of this guarantee or of the terms and provisions thereof by any Noteholder, any requirement of diligence or promptness on the part of any Noteholder in the enforcement of rights under the provisions hereof, of the Agreements or of the Notes, or any right to require any Noteholder to proceed first against the Company. The obligations of the Guarantor hereunder shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Agreements or of the Notes or of any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The obligations of the Guarantor hereunder shall not be affected by:

                   (a) the recovery of any judgment against the Company, or by the levy of any writ or process of execution under any such judgment, or by any action or proceeding taken by any Noteholder, either under the Notes or under the Agreements for the enforcement thereof, or hereof, or in the exercise of any right or power given or conferred thereby, or hereby, or

                   (b) any delay, failure or omission upon the part of any Noteholder to enforce any of the rights or powers given or conferred hereby or by the Agreements, or by any delay, failure or omission upon the part of any Noteholder to enforce any right of any Noteholder against the Company, or by any action by any Noteholder in granting indulgence to the Company, or in waiving or acquiescing in any default or event of default upon the part of the Company under the Notes or under the Agreements, or

                   (c) the consolidation or merger of the Company with or into any other corporation or corporations or any sale, lease or other disposition of the Company's properties as an entirety or substantially as an entirety to any other corporation, or

Penford Corporation                                           Guaranty Agreement

                   (d) any other act or delay or failure to act, or any other thing, which may or might in any manner or to any extent vary the risk of the Guarantor hereunder;

it being the purpose and intent of the parties hereto that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances, and shall not be discharged except by payment as herein provided, and then only to the extent of such payment or payments.

SECTION 5. COLLECTION EXPENSES.

         In the event that the Guarantor shall be required to make any payment to any Noteholder pursuant to this Guaranty, it shall, in addition to such payment, pay to such Noteholder such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including a reasonable compensation to attorneys, and any expenses or liabilities incurred by any Noteholder hereunder. The covenants contained in this Guaranty may be enforced by any Noteholder.

SECTION 6. NO SUBROGATION UNTIL PAYMENT IN FULL.

         No payment by the Guarantor pursuant to the provisions hereof to any Noteholder shall entitle the Guarantor by subrogation to the rights of the holders of the Notes in respect of which such payment is made or otherwise, to any payment by the Company or out of the property of the Company, except after payment in full of the entire principal of and premium, if any, interest on the Notes and any other amounts due under the Agreements, or provision for such payment satisfactory to the holders of the Notes.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF GUARANTOR.

         The Guarantor does hereby represent and warrant that:

                   (a) the representations and warranties set forth in Exhibit A are true and correct in all material respects as of the date hereof (or, to the extent any such representations or warranties expressly relate to an earlier date, as of such earlier date); and

                   (b) the execution of the Agreements will result in a financial benefit to the Guarantor.

SECTION 8. CORPORATE EXISTENCE.

         The Guarantor will do all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises; provided, however, that nothing in this Section shall prevent the withdrawal by the Guarantor from any State or jurisdiction of its qualification as a foreign corporation and its authorization to do business in such State or jurisdiction or a consolidation or merger permitted by Section 9 hereof.

Penford Corporation                                           Guaranty Agreement

SECTION 9. LIMITATION ON CONSOLIDATION, MERGER, SALE, LEASE OR OTHER
           DISPOSITION BY GUARANTOR.

         The Guarantor agrees that it will not consolidate with, merge into, or sell, lease or otherwise dispose of all or substantially all its property as an entirety to, any other corporation unless the corporation (if other than the Guarantor) resulting from any such consolidation or merger or to which such sale, lease or other disposition shall have been made shall, immediately upon such consolidation, merger, sale, lease or other disposition,

                   (a) expressly assume in writing the due and punctual performance and observance of all the terms, covenants, agreements and conditions of this Guaranty to be performed or observed by the Guarantor to the same extent as if such successor corporation instead of the Guarantor had been the original party hereto, and

                   (b) furnish a true and complete copy of the assumption to each Noteholder, together with an opinion of counsel opining favorably as to the due authorization, execution and enforceability of the assumption;

provided, however, that no such sale, lease or other disposition shall release the Guarantor from any of its obligations under this Guaranty.

SECTION 10. INTERPRETATION.

         The Guarantor acknowledges and agrees that the obligations and agreements contained herein including, without limitation thereof, the agreements of the Guarantor under Sections 7 and 8 hereof are in addition to, and not in limitation of, any limitations or restrictions to which the Guarantor may be subject under the Agreements.

SECTION 11. SUCCESSORS AND ASSIGNS.

         All covenants and agreements contained in this Guaranty by or on behalf of the Guarantor shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Purchasers and each and every Noteholder.

SECTION 12. NOTICES.

         All notices, requests, demands, waivers or other communications required or contemplated hereby shall be given or made in the manner provided in
Section 9.6 of the Agreements to the Guarantor at 777 108th Avenue N.E., Suite 2390, Bellevue, Washington 98004.

Penford Corporation                                           Guaranty Agreement

SECTION 13. COUNTERPARTS.

         This Guaranty may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

SECTION 14. SEVERABILITY.

         (a) In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Guaranty shall not in any way be affected or impaired thereby.

         (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable law (including but not limited to applicable law pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of the Guarantor's obligations hereunder invalid or unenforceable, the Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

SECTION 15. GOVERNING LAW.

         This Guaranty and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of Washington and the performance thereof shall be governed and enforced in accordance with such laws.

Penford Corporation                                           Guaranty Agreement

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

                                            PENFORD PRODUCTS CO.



                                            By   /s/ VICTOR W. BREED
                                               -----------------------------
                                              Its Vice President

                         REPRESENTATIONS AND WARRANTIES


The Guarantor represents and warrants to the Purchasers as follows:

         1. Corporate Organization and Authority. The Guarantor,

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and

                  (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary.

         2. Business and Property. The Purchasers have heretofore been furnished with a copy of the Private Placement Memorandum dated June, 1998 (the "Memorandum") prepared by Continental Bank, N.A. which generally sets forth the business conducted and proposed to be conducted by the Company and its Subsidiaries and the principal properties of the Company and its Subsidiaries.

         3. Full Disclosure. Neither the Agreements, the Memorandum or any other written statement furnished by the Company or the Guarantor to the Purchasers in connection with the negotiation of the sale of the Notes, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to the Company or its Subsidiaries which the Company has not disclosed to each Purchaser in writing which materially affects adversely nor, so far as the Company can now foresee, will materially affect adversely the properties, business, profits or condition (financial or otherwise) of the Company and its Restricted Subsidiaries, taken as a whole.

         4. Pending Litigation. There are no proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Company or any Restricted Subsidiary in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the properties, business, profits or condition (financial or otherwise) of the Company and its Restricted Subsidiaries.

         5. Title to Properties. The Guarantor has good and marketable title in fee simple (or its equivalent under applicable law) to all material parcels of real property and has good title to all the other material items of property it purports to own, except as sold



                                    EXHIBIT A
                             (to Guaranty Agreement)

Penford Corporation                                           Guaranty Agreement

or otherwise disposed of in the ordinary course of business and except for Liens permitted by the Agreements.

         6. Patents and Trademarks. The Guarantor and the Company, taken as a whole, own or possess all the patents, trademarks, trade names, service marks, copyrights, licenses and rights with respect to the foregoing necessary for the present and planned future conduct of their business, without any known conflict with the rights of others.

         7. Guaranty is Legal and Authorized. Execution of the Guaranty and compliance by the Guarantor with all of the provisions of the Guaranty--

                  (a) are within the corporate powers of the Guarantor;

                  (b) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Certificate of Incorporation or By-laws of the Guarantor or any indenture or other agreement or instrument to which the Guarantor is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of the Guarantor; and

                  (c) have been duly authorized by proper corporate action on the part of the Guarantor (no action by the stockholders of the Guarantor being required by law, by the Certificate of Incorporation or By-laws of the Guarantor or otherwise), and the Guaranty has been executed and delivered by the Guarantor and the Guaranty constitutes the legal, valid and binding obligation, contract and agreement of the Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

         8. No Defaults. The Guarantor is not in default in the payment of principal or interest on any Funded Debt or Current Debt and is not in default under any instrument or instruments or agreements under and subject to which any Funded Debt or Current Debt has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

         9. Governmental Consent. No approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Guarantor of the Guaranty or compliance by the Guarantor with any of the provisions of the Guaranty.

         10. Compliance with Law. The Guarantor (a) is not in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or (b) has not failed to obtain any license, permit, franchise or other governmental authorization

Penford Corporation                                           Guaranty Agreement

necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain would materially adversely affect the business, profits, properties or condition (financial or otherwise) of the Company and its Restricted Subsidiaries, taken as a whole, or impair the ability of the Guarantor to perform its obligations contained in the Guaranty. The Guarantor is in not default with respect to any order of any court or governmental authority or arbitration board or tribunal.

         11. Compliance with Environmental Laws. The Guarantor is not in material violation of any applicable Federal, state, or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances which violation could have a material adverse effect on the business, profits, properties or condition (financial or otherwise) of the Guarantor and the Company, taken as a whole. The Guarantor does not know of any liability or class of liability of the Guarantor under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).



                                      A-3